United States Bankruptcy Court
                             District of Delaware

In re:  Uniroyal Technology Corporation               Case No.  02-12471
        Consolidation                                 Reporting Period:  Oct 02

                           MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit Copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                            Form No.    Document  Explanation
                                                          Attached     Attached
Schedule of Cash Receipts and Disbursements    MOR-1          X
  Bank Reconciliation (or copies of
    debtor's bank reconciliations)             MOR-1          X
  Copies of bank statements                                   X
  Cash disbursements journals
Statement of Operations                        MOR-2          X
Balance Sheet                                  MOR-3          X
Status of Post Petition Taxes                  MOR-4          X
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during
    reporting period
Summary of Unpaid Post Petition Debts          MOR-4          X
  Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging   MOR-5          X
Debtor Questionnaire                           MOR-5          X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-------------------------------------          ------------------------
Signature of Debtor                            Date

-------------------------------------          ------------------------
Signature of Joint Debtor                      Date

-------------------------------------          ------------------------
Signature of Authorized Individual*            Date

-------------------------------------          ------------------------
Printed Name of Authorized Individual          Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Uniroyal Technology Corporation             Case No.  02-12471
Consolidation
               Debtor
                                                  Reporting Period:  Oct 02

              SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]


                                   CURRENT MONTH           CUMULATIVE TO DATE
                                 ACTUAL    PROJECTED      ACTUAL     PROJECTED
CASH BEGINNING OF MONTH            679            -         645             -

Receipts
Cash Sales                           -            -           -             -
Accounts Receivable              3,219        3,746       6,933         8,014
Loans and Advances                 537            -         854             -
Medical                             14            -          52             -
Sale of Assets                       -            -           -             -
Other (Attach List)                  -           25           -            25
Transfers (From DIP Accts)       3,911            -       6,703             -

Total Receipts                   7,681        3,771      14,542         8,039

Disbursements
Payroll and Taxes                1,177        1,192       2,814         2,685
Inventory Purchases              1,719        1,771       3,569         3,952
Medical                            186          150         341           400
Sales, Use & Other Taxes             1            -           1             -
Secured/Rental/Leases              132           84         207           198
Utilities                           90          186         102           369
Insurance                          110          123         401           434
Repairs & Maintenance                2           20           2            20
Outside Services                    81          167         241           352
Administrative                     132           84         175           173
Selling                             47           64         122           141
Other (Attach List)                 79          244         129           569

Change in Other                   (277)           -        (606)            -
Transfers (To DIP Accts)         4,528            -       7,336             -

Professional Fees                    -            -           -             -
US Trustee Quarterly Fees            -            -           -             -
Court Costs                          -            -           -             -

Total Disbursements              8,007        4,085      14,834         9,293

Net Cash Flow                     (326)        (314)       (292)       (1,254)

CASH END OF MONTH                  353                      353

*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

           THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                $ 8,007
  Less: Transfers to Debtor in Possession Accounts                 $ 4,528
  Plus: Estate disbursements made by outside sources
    (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES    $ 3,479

           Consolidated                Case No.
In re____________________________
  Debtor
                                       Reporting Period:      Oct 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
                                                               Cumulative
REVENUES                                            Month    Filing to Date
Gross Revenues                                      3,563        7,979
Less: Returns and allowances                           26           30
Net Revenue                                         3,537        7,949

COST OF GOODS SOLD
Beginning Inventory                                     -            -
Add: Purchases                                          -            -
Add: Cost of Labor                                      -            -
Add: Other Costs (attach schedule)                  2,898        6,216
Less: Ending Inventory                                  -            -
Cost of Goods Sold                                  2,898        6,216
Gross Profit                                          639        1,733

OPERATING EXPENSES
Marketing                                              28           35
Bad Debts                                               -            -
Contributions                                           -            -
Employee Training & Relocation                          -            3
Insider Compensation*                                   -            -
Insurance                                             120          242
Corporate Services                                      -            -
Office Expense                                         11           28
Repairs and Maintenance                                 3           12
Rent and Lease Expense                                 47           77
Salaries/Commissions/Fees                             478          887
Supplies                                                6           15
Outside Services                                       51           98
Taxes - Real Estate & Property                         13           17
Taxes - Other                                           -          (11)
Travel and Entertainment                               41          103
Utilities                                              21           62
Other (attach schedule)                                20           28
Total Operating Expenses Before Depreciation          839        1,596

Depreciation/Depletion/Amortization                   952        1,990
Net Profit (Loss) Before Other Income & Expenses   (1,152)      (1,853)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                        365          920
Interest Expense                                       84          198
Other Expense (attach schedule)                       358          919
Net Profit (Loss) Before Reorganization Items      (1,229)      (2,050)

REORGANIZATION ITEMS
Professional Fees                                       -            -
U.S. Trustee Quarterly Fees                             -            -
Interest Earned on Accumulated Cash from
  Chapter 11 (see continuation sheet)                   -            -
Gain (Loss) from Sale of Equipment                      -            -
Other Reorganization Expenses (attach schedule)       367          859
Total Reorganization Expenses                         367          859

Income Taxes                                          118          (62)
Net Profit (Loss)                                  (1,714)      (2,847)

In Re: Consolidated                         Case No.
  Debtor
                                            Reporting Period: Oct 02

                             STATEMENT OF OPERATIONS
                              (Continuation Sheet)

                                                              Cumulative
BREAKDOWN OF "OTHER" CATEGORY                      Month    Filing to Date

Other Costs
Variable Cost Of Goods Sold                        1,822        4,055
Direct Manufacturing Period                          931        1,806
R & D                                                145          355

Total                                              2,898        6,216

Other Operational Expenses
Bank & Loan Charges                                   11           18
Royalty Expense                                        1            2
Discounts Lost                                         2            2
Rounding                                               6            6

Total                                                 20           28

Other Income
Administration Fees                                   33           50
Medical Expense Clearing                             332          868
Gain On Fixed Assets                                   -            6
Misc Income                                            -           (4)

Total                                                365          920

Other Expenses
Idle Facility Cost                                   357          380
Loss On Fixed Assets                                 (13)         (12)
Retiree Medical                                       24           24
Medical Expense Clearing                               -          537
Misc Expense                                         (10)         (10)

Total                                                358          919

Other Reorganization Expenses
Legal                                                183          489
Financial Advisors                                    54          108
Auditors & Admin                                       -           27
Public Relations                                       -            -
Committees Fees                                      130          235
Other                                                  -            -

Total                                                367          859

In re: Consolidated                                    Case No.
  Debtor                                               Reporting Period: Oct 02

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

      ASSETS                                        Book Value at    Book Value
                                                    End of Current   on Petition
                                                    Reporting Month      Date
CURRENT ASSETS
Unrestricted Cash and Equivalents                        353             645
Restricted Cash and Cash Equivalents
  (see continuation sheet)                                 -               -
Accounts Receivable, Net                               6,009           4,880
Notes Receivable                                           -               -
Inventories                                           10,718          10,130
Prepaid Expenses                                       1,605           1,725
Professional Retainers                                     -               -
Other Current Assets (attach schedule)                   389             395
TOTAL CURRENT ASSETS                                  19,074          17,775

PROPERTY AND EQUIPMENT
Real property and Improvements                         5,622           5,622
Machinery and Equipment                               66,955          66,984
Furniture, Fixtures and Office Equipment               5,484           6,082
Leasehold Improvements                                13,709          13,778
Vehicles                                                  13              13
Construction In Process                                1,585           1,802
Less: Accumulated Depreciation                        37,259          36,065
TOTAL PROPERTY AND EQUIPMENT                          56,109          58,216

OTHER ASSETS
Loans to Insiders*                                         -               -
Other Assets (attach schedule)                        17,724          17,473

TOTAL ASSETS                                          92,907          93,464

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                       4,752           2,756
Taxes Payable (Refer to FORM MOR-4)                    1,087           1,108
Wages Payable                                          2,298           1,870
Debt - Secured                                         6,738           6,643
Accrued Benefits & Withholdings                          861           1,238
Retiree Medical                                        5,798           5,704
Professional Fees                                        850               5
Amounts Due to Insiders*                                   -               -
InterCompany                                               -               -
Other Postpetition Liabilities (attach schedule)       1,512           1,414
TOTAL POSTPETITION LIABILITIES                        23,896          20,738

LIABILITIES SUBJECT TO COMPROMISE
Secured Debt                                               -               -
Priority Debt                                              -               -
Unsecured Debt                                        62,381          63,249
TOTAL PREPETITION LIABILITIES                         62,381          63,249

TOTAL LIABILITIES                                     86,277          83,987

SHAREHOLDERS' EQUITY
Capital Stock                                            327             327
Additional Paid-in-Capital                           112,291         112,291
Partners' Capital Account                                  -               -
Owner's Equity Account                                     -               -
Retained Earnings - Pre-petition                     (65,787)        (65,787)
Retained Earnings - Post-petition                     (2,847)              -
Adjustments to Shareholders' Equity
  (attach schedule)                                  (37,354)        (37,354)
Postpetition Contributions (Distributions)/(Draws)
  (attach schedule)                                        -               -
Net Shareholders' Equity                               6,630           9,477

Total Liabilities and Shareholders' Equity            92,907          93,464

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re:  Consolidated                             Case No.
  Debtor                                         Reporting Period: Oct 2002

                                  BALANCE SHEET
                               Continuation Sheet

                                                Book Value at      Book Value
                                                End of Current     on Petition
  ASSETS                                        Reporting Month       Date

Other Current Assets
Other Current Receivables                             389             395
Securities Owned                                        -               -
Current Deferred Tax Asset                              -               -
Other Current Assets                                    -               -

Total                                                 389             395

Other Assets
Investment In Affiliates                                -               -
L/T Receivables                                         -               -
L/T Investments                                     1,016           1,010
Patents / Trademarks / Goodwill                    14,360          14,392
Loan Costs                                            352               1
L/T Deferred Tax Asset                                  -               -
Other L/T Assets                                    1,996           2,070

Total                                              17,724          17,473

                                                Book Value at      Book Value
                                                End of Current     on Petition
  LIABILITIES AND SHAREHOLDERS' EQUITY          Reporting Month       Date

Other Postpetition Liabilities
Accrued Interest                                       43               -
Accrued EPA                                             -               -
Accrued Repl. & Adj.                                    -               -
Accrued Other Expenses                                268             222
Accrued Longevity                                     289             289
Other Liabilities                                     912             903

Total                                               1,512           1,414

Adjustments to Shareholders' Equity
Treasury Stock                                    (37,354)        (37,354)

Postpetition Contribution (Distributions)/(Draws)


Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Consolidated                                  Case No.
  Debtor                                            Reporting Period: Oct 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


                                   Beginning     Amount                                      Ending
                                      Tax      Withheld or   Amount      Date    Check No.    Tax
                                   Liability    Accrued       Paid       Paid     or EFT   Liability
Federal
Withholding                             -            -          -                               -
FICA-Employee                           -            -          -                               -
FICA-Employer                           -            -          -                               -
Unemployment                            -            -          -                               -
Income                                212          118          -                             330
Other                                   -            -          -                               -
  Total Federal Taxes                 212          118          -                             330
State and Local
Withholding                             -            -          -                               -
Sales                                   4            1          -                               5
Franchise                               9            5          -                              14
Income                                (84)           -          -                             (84)
Real Property                           -            -          -                               -
Personal Property                     796           47         20                             823
Other                                  (1)           -          -                              (1)
  Total State and Local               724           53         20                             757
Total Taxes                           936          171         20                           1,087


                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                                             Number of Days From Invoice Date
                                           Current        0-30      31-60      61-90   Over 90      Total
Accounts payable                                -        2,968        116         10       104      3,198
Wages payable                                   -            -          -          -         -          -
Taxes payable                                   -            -          -          -         -          -
Rent/Leases-Building                            -            -          -          -         -          -
Rent/Leases-Equipment                           -            -          -          -         -          -
Secured Debt/Adequate Protection Payments       -            -          -          -         -          -
Professional Fees                               -            -          -          -         -          -
Amounts Due to Insiders*                        -            -          -          -         -          -
Other A/P Clearings                           208            -          -          -         -        208
Other                                       1,346            -          -          -         -      1,346
Total Postpetition Accounts Payable         1,554        2,968        116         10       104      4,752

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Expected to be paid down through operational cash flow as soon as possible.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In Re: Consolidated                               Case No.
  Debtor                                          Reporting Period: Oct 2002

                 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

        Accounts Receivable Reconciliation                            Amount
Total Accounts Receivable at the beginning of the reporting period     6,040
+ Amounts billed during the period.                                    3,303
-Amounts collected during the period.                                  3,227
Total Accounts Receivable at the end of the reporting period           6,116


       Accounts Receivable Aging                                      Amount
0-30 days old                                                          4,817
31-60 days old                                                           822
61-90 days old                                                            53
91+ days old                                                             424
Total Accounts Receivable                                              6,116
Allowance                                                                381
Other                                                                    274
Accounts Receivable (Net)                                              6,009


          DEBTOR QUESTIONNAIRE

      Must be completed each month                         Yes           No

1. Have any assets been sold or transferred outside the
   normal course of business this reporting period? If
   yes, provide an explanation below.                                    No

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                         No

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                    Yes

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect? If no,
   provide an explanation below.                           Yes